PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
Prudential Sector Funds, Inc.
STATEMENT OF ADDITIONAL INFORMATION  |  January 26, 2018
This Statement of Additional Information (SAI) of Prudential Sector Funds, Inc., which is comprised of Prudential Jennison Utility Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Financial Services Fund (each a “Fund,” and collectively the “Funds”), is not a prospectus and should be read in conjunction with the Prospectus of each Fund dated January 26, 2018. Each Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC at P.O. Box 9658, Providence, RI 02940. This SAI has been incorporated by reference into each Fund’s current Prospectus.
The Funds’ audited financial statements are incorporated into this SAI by reference to the Funds’ 2017 Annual Reports (File No. 811-03175) You may request a copy of the Annual Reports at no charge by calling (800) 225-1852 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.
PRUDENTIAL JENNISON UTILITY FUND
A: PRUAX	B: PRUTX	C: PCUFX	Q: PRUQX	R: JDURX	Z: PRUZX

PRUDENTIAL JENNISON HEALTH SCIENCES FUND
A: PHLAX	B: PHLBX	C: PHLCX	Q: PHLQX	R: PJHRX	Z: PHSZX

PRUDENTIAL JENNISON FINANCIAL SERVICES FUND
A: PFSAX	B: PUFBX	C: PUFCX	Q: PFSQX	R: PSSRX	Z: PFSZX
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MF188B

3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
5	INVESTMENT RISKS AND CONSIDERATIONS
29	INVESTMENT RESTRICTIONS
32	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
40	MANAGEMENT & ADVISORY ARRANGEMENTS
46	OTHER SERVICE PROVIDERS
48	DISTRIBUTION OF FUND SHARES
52	COMPUTATION OF OFFERING PRICE PER SHARE
53	PORTFOLIO TRANSACTIONS & BROKERAGE
55	ADDITIONAL INFORMATION
56	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
62	FINANCIAL STATEMENTS
63	PART II
63	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
68	NET ASSET VALUE
69	SHAREHOLDER SERVICES
72	TAXES, DIVIDENDS AND DISTRIBUTIONS
80	CAPITAL LOSS CARRYFORWARDS
80	DISCLOSURE OF PORTFOLIO HOLDINGS
82	PROXY VOTING
83	CODES OF ETHICS
83	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
86	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about Prudential Sector Funds, Inc. and each of its series (each, a “Fund,” and collectively, the “Funds”). It provides additional information about the Funds' Board of Directors, the advisory services provided to and the management fees paid by each Fund, and information about other fees paid by and services provided to each Fund.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY
Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CEA	Commodity Exchange Act, as amended
CFTC	US Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
Fitch	Fitch Ratings, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
1940 Act Laws, Interpretations and Exemptions	Exemptive order, SEC release, no-action letter or similar relief or interpretations, collectively
LIBOR	London Interbank Offered Rate
Manager or PGIM Investments	PGIM Investments LLC
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over the Counter
Prudential	Prudential Financial, Inc.
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
Prudential Sector Funds is an open-end, management investment company comprised of three series:
■	Prudential Jennison Financial Services Fund
■	Prudential Jennison Health Sciences Fund
■	Prudential Jennison Utility Fund
Each Fund is non-diversified.
PRUDENTIAL JENNISON FINANCIAL SERVICES FUND (Financial Services Fund). The investment objective of Financial Services Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of financial services related companies. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.
Financial Services Fund concentrates its investments in financial services related companies which are, defined as any company that is categorized, based on Global Industry Classification Standards (GICS) Industry classifications, as they may be amended from time to time, within the following industries: Banks, Thrifts & Mortgage Finance, Diversified Financial Services, Consumer Finance, Capital Markets, Insurance, Mortgage Real Estate Investment Trusts & Equity Real Estate Investment Trusts (together referred to as REITs), and Real Estate Management & Development, as well as the following financial services related GICS Sub-Industry: Data Processing & Outsourced Services.
PRUDENTIAL JENNISON HEALTH SCIENCES FUND (Health Sciences Fund). The investment objective of Health Sciences Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies engaged in the drug, health care, medicine, medical device, medical insurance carriers and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in companies that derive at least 50% of their assets, revenues or profits from operations in the healthcare sector.
Health Sciences Fund concentrates its investments in the following types of health services companies: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. Companies in these industries include the following:
Major pharmaceuticals	Medical specialties	Medical nursing services companies
Specialty pharmaceuticals (including drug delivery)	Healthcare providers	Healthcare information services companies
Other pharmaceuticals	Managed care	Other healthcare services companies (including providers of outsourcing services)
Generic drug companies	Drug/medical/dental distribution	Contract research organizations
Biotechnology companies	Assisted living services	Medical devices/equipment companies
PRUDENTIAL JENNISON UTILITY FUND (Utility Fund). The investment objective of Utility Fund is total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective through investment in equity and equity-related and investment-grade debt securities of utility companies, based on the Global Industry Classification Standard (GICS) industry classifications, as they may be amended from time to time, which include electric utilities, gas utilities, water utilities, multi-utilities, independent power producers, diversified telecommunication services, wireless telecommunication services, and GICS subindustry oil & gas storage & transportation. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. It is anticipated that the Fund will invest primarily in equity and equity-related securities of utility companies that its investment subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.
Utility Fund concentrates its investments in utility companies, including companies in the following businesses:
Electric utilities	Gas utilities	Water utilities
Multi-utilities	Independent power producers	Diversified telecommunication services
Wireless telecommunication services	Oil & gas storage & transportation
There can be no assurance that a Fund's investment objective will be achieved.

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The following section, entitled “Investment Risks and Considerations,” identifies and explains certain of the types of investments and investment strategies that a Fund may use.
INVESTMENT RISKS AND CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that the Funds may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus of each Fund and the “Fund Classification, Investment Objectives & Policies” section of this SAI. As used in the following section, unless otherwise noted, the term “Fund” includes each of the Funds which comprise the Prudential Sector Funds, Inc.
BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1⁄3% of the value of its total assets (calculated at the time of the borrowing). A Fund may pledge up to 33 1⁄3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” In addition, the Fund may use certain investment management techniques (collectively, “effective leverage”), such as certain derivatives, that may provide leverage and are not subject to the borrowing limitation noted above.
A Fund may borrow from time to time, at the discretion of the subadviser, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the NAV of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
CONVERTIBLE SECURITIES. A Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.
The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed-income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

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CORPORATE/BANK LOANS. Commercial banks and other financial institutions make loans to companies that need capital to grow or restructure. These loans may be variously referred to as corporate loans, bank loans, or bank floating rate loans (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the LIBOR or the prime rate of US banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Floating rate loans are especially subject to liquidity and settlement risk due to the fact that they can take more than seven days to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the investment subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable.

Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Fund is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. A Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. A Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests.
DEBT SECURITIES. A Fund may invest in debt securities, such as bonds, that involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. A Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Prudential Sector Funds, Inc.    8

A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.
DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use derivatives for hedging purposes. A Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. A Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.
A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”
EXCHANGE-TRADED FUNDS. The Fund may invest in ETFs. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including exposure to global equities, global bonds, commodities and currencies markets in the Fund’s investment portfolio. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.
There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. A Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.
SWAP AGREEMENTS. The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”
Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that the Fund enters into swaps on other than a net basis, the segregated amount maintained will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).
Some swaps will be subject to mandatory or optional clearing through derivatives clearing organizations. While this is expected to better protect collateral, margin and other applicable requirements may increase the financial and operational costs for such transactions.
Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. A Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
TOTAL RETURN SWAP AGREEMENTS. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into

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on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Segregation and other requirements pertaining to total return swap agreements are subject to change in the event of future changes in applicable laws or regulations. It is possible that any such changes in laws or regulations could require modifications to the operation of the Fund.
OPTIONS ON SECURITIES AND SECURITIES INDEXES.
TYPES OF OPTIONS. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”
CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
A Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options, provided such options are “covered,” as defined herein. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund holds cash or other liquid assets segregated within the Fund’s account at the custodian or in a separate segregation account at the custodian. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.
A Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered (as described above, covered options are secured by cash or other liquid assets held in a segregated account or the referenced security). A Fund will receive a premium for writing a put option, which increases the Fund’s return.
FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
The Fund may only write “covered” put and call options on futures contracts. The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it holds segregated in an account with its custodian for the term of the option cash or other liquid assets at all times equal in value to the mark-to-market value of the futures contract on which the option was written. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund holds segregated in an account with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated. Segregation requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
The Manager has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. In order for the Manager to claim exclusion from registration as a “commodity pool operator” under the CEA, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

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As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.
A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Fund may seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
RISK FACTORS IN HEDGING FOREIGN CURRENCY. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or a foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Counterparty Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in US dollar terms) of an investment.
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Regulatory Risk—the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.
The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.
ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES. Certain derivatives traded in OTC markets, including indexed securities, certain swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.
FOREIGN INVESTMENTS. A Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

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Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market

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Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the US regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of US corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as US companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but subsequently learns, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited funds’ ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.
In addition to the risks listed above, investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for US dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the US or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the US dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund's NAV is denominated in US dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

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The Chinese economy has grown rapidly during the past several years but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.
Risk of Investing through Stock Connect. China A-shares (“A-shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor and Renminbi (“RMB”) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. The Fund may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Fund as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.

The Fund’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Fund is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect launched on November 17, 2014 and is in its initial stages. The current regulations are untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted and the Fund’s ability to achieve its investment objective may be adversely affected. In addition, the Fund’s investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Fund. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
RISK OF INVESTMENTS IN THE RUSSIAN FEDERATION. The Fund may invest a portion of its assets in securities issued by companies located in the Russian Federation. Settlement, clearing and registration of securities transactions in the Russian Federation are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interests continue to be appropriately recorded, either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts are not legally enforceable and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.
As a result of recent political and military actions undertaken by the Russian Federation, the US and the European Union have instituted various economic sanctions against Russian individuals and entities. The US and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact the Fund’s investment in Russian securities. These sanctions have the possibility of impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, these sanctions may require a fund to freeze its existing investments in Russian

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securities, thereby prohibiting the Fund from buying, selling, receiving or delivering those securities or other financial instruments. It is also possible that any counter measures or retaliatory action by Russia could further impair the value and liquidity of securities issued by Russian companies and may have an impact on the economies of other emerging markets as well.
ILLIQUID OR RESTRICTED SECURITIES. A Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities that are not registered (restricted securities) under the 1933 Act. A Fund is subject to a maximum of 15% of net assets invested in illiquid securities.
Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
INITIAL PUBLIC OFFERINGS. A Fund may invest in securities sold in IPOs. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if the Fund is able to buy shares, the Fund may not be able to buy as many shares at the offering price as the Fund would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in other investment companies, including ETFs. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act or otherwise permitted by the 1940 Act Laws, Interpretations and Exemptions.
As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, their proportionate shares of the expenses of such investment companies (including management and advisory fees).
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by a NRSRO or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include the following:
■	Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.
■	Junk bonds may be less liquid than higher rated fixed-income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.
■	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, non-US government securities, certificates of deposit and short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and non-US branches, by non-US banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, US and non-US corporations.
REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code affecting their tax status.
Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a RIC (such as a Fund) paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation provides for a pass-through, investors in such a RIC will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage. A Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. A Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledge and maintain with the Fund collateral consisting of cash having at all times a value of not less than 102% of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. Securities Finance Trust Company (eSecLending) serves as securities lending agent for each Fund, and in that role administers the Fund’s securities lending program. As compensation for these services, eSecLending receives a portion of any amounts earned by the Fund through lending securities.
Cash collateral is invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. A Fund will be responsible for any loss that results from this investment of collateral. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.
On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. A Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund’s ability to exercise such rights.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The subadviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the subadviser's judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the subadviser does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The subadviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.
A Fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

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A Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. A Fund may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.
A Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When delayed delivery securities are purchased, the price and interest rate are fixed at the time of purchase. When-issued, delayed delivery and forward commitment transactions all involve the purchase or sale of securities with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. A Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. A Fund may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
A Fund may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not US Government securities.
MASTER LIMITED PARTNERSHIPS. The Fund may invest in MLPs, which are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, infrastructure related services transportation (including pipelines transporting gas, oil, or products thereof), storage, or the marketing of any mineral or natural resources. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The Fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.
MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of up to 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP and increases costs to the limited partners.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on US securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities.

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The Fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for US federal income tax purposes as QPTPs (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, asset management-related partnerships.
FINANCIAL SERVICES FUND: ADDITIONAL INVESTMENTS & STRATEGIES
In addition to the types of investments and investment strategies discussed above, Financial Services Fund may also use the investments and investment strategies discussed below. As used in this section “Fund” refers to the Financial Services Fund. Please also see the Fund’s Prospectus and the “Fund Classification, Investment Objectives & Policies” section of this SAI.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.” A Fund’s investments in these instruments are subject to the Fund’s restrictions on borrowing.
A Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. A Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. To the extent a distribution is paid, there may be uncertainty about the source of the distribution. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate and an investment in these securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. If the issuer defaults, the Fund may not obtain any return on its investment. These securities may be subject to less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. A Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.
UTILITY FUND: ADDITIONAL INVESTMENTS & STRATEGIES
In addition to the types of investments and investment strategies discussed above, the Utility Fund may also use the investments and investment strategies discussed below. As used in this section “Fund” refers to the Utility Fund. Please also see the Fund’s Prospectus and the “Fund Classification, Investment Objectives & Policies” section of this SAI.
STRUCTURED NOTES / STRUCTURED SECURITIES. The Fund may invest in structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by the Fund that are generally privately negotiated financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments). Issuers of structured securities include corporations and banks. Structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Receipt of the reference instrument is also, in certain circumstances, exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.
Structured securities may entail a greater degree of market risk because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities. The secondary market for structured securities could be illiquid, making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately.
HEALTH SCIENCES FUND: ADDITIONAL INVESTMENTS & STRATEGIES
PIPEs. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. A public company typically issues unregistered equity-linked securities to investors at a discount to the price of the issuer’s common stock at the time the deal is closed. The issuer commits to registering the securities with the SEC so they can be resold to the public. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of

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the securities could lower the market price of the securities. Some of the risks involved in PIPEs are that the selling company could go bankrupt, in which case the Fund may be locked in as the shares go down.  In addition, the issuance of PIPES by a company often has a negative impact on the value of the issuing company’s securities in the short-term because the issuance floods the market with more shares.
INVESTMENT RESTRICTIONS
The Funds have each adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one that cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. A “majority of each Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
Each Fund may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
4. Purchase any security (other than obligations of the US government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Financial Services Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Health Sciences Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Utility Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.
5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
6. Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.
With respect to Investment Restriction 1 above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that a Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Investment Restriction 1 will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.  In addition, Investment Restriction 1 will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, the posting of initial or variation margin or a Fund’s deferred compensation arrangements with the Directors.
Investment Restriction 2 prohibits each Fund from buying or selling real estate.  Each Fund may invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages and mortgage participations) that are secured by real estate or interests therein, or REIT securities.  Each Fund may exercise rights relating to real estate securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investment Restriction 3 prohibits each Fund from buying or selling physical commodities (such as oil or grains) or contracts involving physical commodities.  A Fund may purchase and sell derivative, hedging and similar instruments such as financial futures contracts and options thereon (such as futures or options on market indexes, currencies, interest rates or some other benchmark, and swap agreements) and securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts.  In addition, a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.
With respect to Investment Restriction 4 relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in Investment Restriction 4 will be interpreted to refer to concentration as that term may be interpreted from time to time. Investment without limit in securities of the US Government and its agencies or instrumentalities is permitted by the restriction.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.
Each Fund concentrates its investments (i.e., will invest at least 25% of its total assets under normal circumstances) as follows:
■	Financial Services Fund will concentrate its investments in the securities of companies in the financial services related industries.
■	Health Sciences Fund will concentrate its investments in the securities of companies in the health sciences industries.
■	Utility Fund will concentrate its investments in the securities of companies in the utility industries.
For purposes of Investment Restriction 4, each Fund relies on the GICS published by S&P in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.
Investment Restriction 5 prohibits each Fund from acting as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. A fund engaging in transactions involving disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. A Fund may purchase restricted securities without limit (except to the extent that restricted securities are subject to the limitation on investment in illiquid securities).
For purposes of Investment Restriction 6, each Fund may currently lend up to 33 1⁄3% of the value of its total assets.

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With respect to Investment Restriction 6, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) Investment Restriction 6 permits a Fund to lend its portfolio securities. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Investment Restriction 6 also permits a Fund to make loans of money, including loans of money to other Prudential Funds pursuant to an SEC order for exemptive relief.  Investment Restriction 6 will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy.
Each Fund’s fundamental investment restrictions will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Although not fundamental, each Fund has the following additional investment restrictions.
Each Fund may not:
1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
2. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the SEC may impose by rule or order.
In addition to the previous investment restrictions, as a non-fundamental investment restriction, both Utility Fund and Health Sciences Fund may not invest more than 25% of their net assets in derivatives.
In addition to the previous investment restrictions, as a non-fundamental investment restriction, Utility Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.
The Office of Public Utility Regulation of the SEC (the “Office”) previously advised The Prudential Insurance Company of America and its subsidiaries (“Prudential”) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of “public utility companies” as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation).
The Public Utility Holding Company Act of 1935 was repealed in 2005 and replaced by the Public Utility Holding Company Act of 2005 (“2005 Act”). Because the Federal Energy Regulatory Commission (“FERC”) ruled in 2008 that it has jurisdiction over the acquisition of certain power infrastructure securities by investment advisers under the Federal Power Act that are defined as public utility holding companies under the 2005 Act, the Utility Fund could become subject to FERC jurisdiction if it is deemed to be a holding company of a public utility company if it directly or indirectly owns, controls or holds, with power to vote, more than 10% of the outstanding voting securities of a public utility company or of a holding company of any public utility company.

Accordingly, it is a policy of Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Utility Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.
Each Fund will provide 60 days' written notice to shareholders of a change in that Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.
Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	Professor Emerita of Business (since 2018), Columbia Business School; Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Visiting Professor of Law, Stanford Law School (since 2015); formerly Professor of Business (1996-2017), Columbia Business School; formerly Managing Director, Global Head of Alternative Investment Strategies (2006-2008), Deutsche Bank.	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003
±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank	Since November 2014
* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Prudential Sector Funds, Inc.    34

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Funds, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
The Funds pay each Independent Board Member and Non-Management Interested Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members and Non-Management Interested Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member and Non-Management Interested Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members and Non-Management Interested Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Funds. Under the terms of the agreement, the Funds accrue deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day US Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Funds. No Fund has a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Funds for the most recently completed fiscal year to the Independent Board Members and Non-Management Interested Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Funds (as defined in the 1940 Act) (with the exception of Non-Management Interested Board Members) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Compensation Received by Independent Board Members
Name	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex for Most Recent Calendar Year
Ellen S. Alberding	$12,663	None	None	$250,000 (31/90)*
Kevin J. Bannon	$12,653	None	None	$254,000 (31/90)*
Linda W. Bynoe**	$13,333	None	None	$254,000 (31/90)*
Barry H. Evans±**	$2,900	None	None	$82,000 (31/90)*

Keith F. Hartstein**	$16,093	None	None	$315,000 (31/90)*
Laurie Simon Hodrick±**	$2,947	None	None	$83,000 (31/90)*
Michael S. Hyland**	$12,310	None	None	$248,000 (31/90)*
Richard A. Redeker**	$13,540	None	None	$263,500 (31/90)*
Stephen G. Stoneburn**	$11,910	None	None	$242,000 (31/90)*

Compensation Received by Non-Management Interested Board Member
Name	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex for Most Recent Calendar Year
Grace C. Torres‡	$10,503	None	None	$217,645 (30/89)*
± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
‡ Ms. Torres serves as a Non-Management Interested Board Member, and receives compensation from the Fund for her service as a Board Member.
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2017. Number of funds and portfolios represent those in existence as of December 31, 2017, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2017, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2017, including investment results during the year on cumulative deferred fees, amounted to $115,556, $890, $156,464, $311, $159, $96,368 and $386,113 for Ms. Bynoe, Mr. Evans, Mr. Hartstein, Ms. Hodrick, Mr. Hyland, Mr. Redeker, and Mr. Stoneburn, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Kevin J. Bannon (Chair)
Laurie Simon Hodrick
Michael S. Hyland, CFA
Richard A. Redeker
Stephen G. Stoneburn
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Ellen S. Alberding
Barry H. Evans
Keith F. Hartstein (ex-officio)
Richard A. Redeker (ex-officio)

Prudential Sector Funds, Inc.    36

Investment Committees: The Board of each fund in the Prudential retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and Quantitative Management Associates LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income and PGIM Real Estate (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The Non-Management Interested Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein
Laurie Simon Hodrick
Richard A. Redeker
Dryden Investment Committee
Michael S. Hyland, CFA (Chair)
Linda W. Bynoe
Barry H. Evans
Stephen G. Stoneburn
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Gibraltar Investment Committee
4	6	3
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of twelve members, nine of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 17 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Funds and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Funds and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Funds and other funds in the Fund Complex in 2017. Ms. Hodrick brings almost 30 years of experience as a finance academic, practitioner, and consultant.
Michael S. Hyland. Mr. Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Hyland has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 12 years.
Richard A. Redeker. Mr. Redeker has served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as a member and/or Chair of various Board committees. Mr. Redeker has more than 50 years of experience as a senior executive in the mutual fund industry.
Stephen G. Stoneburn. Mr. Stoneburn has served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as a member and/or Chair of various Board committees. Mr. Stoneburn has more than 30 years of experience as a senior executive officer of operating companies and/or as a director of public companies.
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Grace C. Torres. Ms. Torres, a Non-Management Interested Board Member of the Funds and other funds in the Fund Complex, formerly served as Treasurer and Principal Financial and Accounting Officer for the Funds and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the

Prudential Sector Funds, Inc.    38

Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	Health Sciences Fund Over $100,000	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans±	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick±	None	$50,001—$100,000
Michael S. Hyland	Health Sciences Fund $10,001-$50,000	Over $100,000
Richard A. Redeker	Health Sciences Fund Over $100,000	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	Health Sciences Fund $50,001-$100,000	Over $100,000
Scott E. Benjamin	Health Sciences Fund $10,001-$50,000	Over $100,000
Grace C. Torres	None	Over $100,000
± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Funds, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Funds, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
MANAGEMENT & ADVISORY ARRANGEMENTS
MANAGER. The Manager’s address is 655 Broad Street, Newark, New Jersey 07102-4410. The Manager serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential mutual funds. See the Prospectuses for more information about PGIM Investments. As of December 31, 2017, the Manager served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $278.6 billion.
The Manager is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PMFS, an affiliate of PGIM Investments, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.
Pursuant to a management agreement between Prudential Sector Funds, Inc. on behalf of each Fund and PGIM Investments (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services

Prudential Sector Funds, Inc.    40

performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian (the Custodian) and PMFS. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. Fee waivers and subsidies will increase the Funds' total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Funds' expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
In connection with its management of the corporate affairs of the Funds, PGIM Investments bears the following expenses:
■	the salaries and expenses of all of its and the Funds' personnel except the fees and expenses of Independent Board Members and Non-Management Interested Board Members;
■	all expenses incurred by the Manager or the Funds in connection with managing the ordinary course of a Fund’s business, other than those assumed by the Funds as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PGIM Investments and such investment subadviser.
Under the terms of the Management Agreement, the Funds are responsible for the payment of the following expenses:
■	the fees and expenses incurred by the Funds in connection with the management of the investment and reinvestment of the Funds' assets payable to the Manager;
■	the fees and expenses of Independent Board Members and Non-Management Interested Board Members;
■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Funds and of pricing the Funds' shares;
■	the charges and expenses of the Funds' legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Funds to governmental agencies;
■	the fees of any trade associations of which the Funds may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Funds;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Funds and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes; allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business and distribution and service (12b-1) fees.
The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or the Funds by the Board or vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The applicable fee rate and the management fees received by PGIM Investments from the Funds for the indicated fiscal years are set forth below.
MANAGEMENT FEE RATES:
Financial Services Fund
0.75% to $1 billion of average daily net assets;
0.70% over $1 billion of average daily net assets.

Health Sciences Fund
0.75% to $1 billion of average daily net assets;
0.70% over $1 billion of average daily net assets.
Utility Fund
0.60% to $250 million of average daily net assets;
0.50% on next $500 million of average daily net assets;
0.45% on next $750 million of average daily net assets;
0.40% on next $500 million of average daily net assets;
0.35% on next $2 billion of average daily net assets;
0.325% on next $2 billion of average daily net assets;
0.30% over $6 billion of average daily net assets.
Management Fees Paid by Financial Services Fund
	2017	2016	2015
Gross Fee	$1,330,605	$1,287,358	$2,212,120
Amount Waived/ Reimbursed by PGIM Investments	None	None	None
Net Fee	$1,330,605	$1,287,358	$2,212,120

Management Fees Paid by Health Sciences Fund
	2017	2016	2015
Gross Fee	$15,972,293	$17,961,806	$25,396,240
Amount Waived/Reimbursed by PGIM Investments	None	None	None
Net Fee	$15,972,293	$17,961,806	$25,396,240

Management Fees Paid by Utility Fund
	2017	2016	2015
Gross Fee	$13,797,314	$13,552,284	$14,976,198
Amount Waived/Reimbursed by PGIM Investments	None	None	None
Net Fee	$13,797,314	$13,552,284	$14,976,198
SUBADVISORY ARRANGEMENTS. The Manager has entered into subadvisory agreements (Subadvisory Agreements) with the Funds' investment subadviser. Each Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Funds. In connection therewith, the subadviser is obligated to keep certain books and records of the Funds. Under the Subadvisory Agreements, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives, investment program and policies. The subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser's performance of such services.
As discussed in the Prospectuses, PGIM Investments employs the subadviser under a “manager of managers” structure that allows PGIM Investments to replace the subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreements provide that they will terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Funds, PGIM Investments, or the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to a Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by a Fund will be submitted to the Fund’s shareholders for their approval.
The applicable fee rate and the subadvisory fees paid by PGIM Investments for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of each Fund, calculated and paid on a monthly basis, at the fee rate as set forth in each Subadvisory Agreement. Subadvisory fees are deducted out of the management fee paid by the Funds.
SUBADVISORY FEE RATES:

Prudential Sector Funds, Inc.    42

Financial Services Fund
Subadvisory Fee Rate Prior to November 1, 2017:
0.50% to $100 million of average daily net assets;
0.37% on next $400 million of average daily net assets;
0.32% over $500 million of average daily net assets.
Subadvisory Fee Rate Effective November 1, 2017:
0.385% of the Fund’s average daily net assets.
Health Sciences Fund
0.30% to $300 million of average daily net assets;
0.25% over $300 million of average daily net assets.
Utility Fund
0.30% to $250 million of average daily net assets;
0.238% over $250 million to $750 million of average daily net assets;
0.203% over $750 million to $1.5 billion of average daily net assets;
0.170% over $1.5 billion to $2 billion of average daily net assets;
0.140% over $2 billion to $4 billion of average daily net assets;
0.122% over $4 billion to $6 billion of average daily net assets;
0.105% over $6 billion of average daily net assets.
Subadvisory Fees Paid by PGIM Investments: Financial Services Fund
	2017*	2016	2015
	$777,958	$765,092	$1,221,340
*Effective November 1, 2017, Jennison Associates LLC replaced Wellington Management Company LLP as subadviser to Financial Services Fund. For they fiscal year ended November 30, 2017 the fee paid to Jennison Associates, LLC was $56,697.
Subadvisory Fees Paid by PGIM Investments: Health Sciences Fund
	2017	2016	2015
	$5,675,821	$6,386,361	$9,041,665

Subadvisory Fees Paid by PGIM Investments: Utility Fund
	2017	2016	2015
	$6,081,430	$5,983,421	$6,553,068
THE FUNDS’ PORTFOLIO MANAGERS: INFORMATION ABOUT OTHER ACCOUNTS MANAGED
The table below identifies the number and total assets of other mutual funds and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.
Other Funds and Investment Accounts Managed by the Portfolio Managers
Fund	Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/ Total Assets (Thousands)	Other Accounts/ Total Assets (Thousands)
Financial Services Fund	Jennison Associates LLC	Steven A. Gavios	None	None	None
		Jonathan M. Shapiro	None	None	None
		Andrew M. Tucker, CFA	None	None	None
Health Sciences Fund	Jennison Associates LLC	David Chan, CFA	1/$52,330	6/$470,202 3/$250,940	None
		Debra Netschert	1/$52,330	1/$73,838	None

Other Funds and Investment Accounts Managed by the Portfolio Managers
Fund	Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/ Total Assets (Thousands)	Other Accounts/ Total Assets (Thousands)
Utility Fund	Jennison Associates LLC	Ubong “Bobby” Edemeka	8/$3,050,985	None	None
		Shaun Hong, CFA	8/$3,050,985	None	None
		Teresa Ho Kim, CFA	None	None	None
THE FUNDS’ PORTFOLIO MANAGERS: PERSONAL INVESTMENTS AND FINANCIAL INTERESTS
The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in each Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize mandates, investment objectives or investment strategies similar to each Fund. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.
Personal Investments and Financial Interests of the Portfolio Managers
Fund	Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Financial Services Fund	Jennison Associates LLC	Steven A. Gavios	$100,001 - $500,000**
		Jonathan M. Shapiro	$50,001 – $100,000**
		Andrew M. Tucker, CFA	$500,001 - $1,000,000**
Health Sciences Fund	Jennison Associates LLC	David Chan, CFA	Over $1,000,000
		Debra Netschert	$500,001 - $1,000,000
Utility Fund	Jennison Associates LLC	Ubong “Bobby” Edemeka	$100,001 – $500,000
		Shaun Hong, CFA	$50,001-$100,000
		Teresa Ho Kim, CFA	$100,001-$500,000
*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies may include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the indicated Fund and investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. The dollar ranges for each Portfolio Manager’s investment in the indicated Fund, including certain notional investments in the indicated Fund through a deferred compensation plan for Jennison employees, are as follows: Financial Services Fund: Steven A. Gavios: $100,001-$500,000; Jonathan M. Shapiro: $50,001-$100,00; Andrew M. Tucker, CFA: $500,001 - $1,000,000; Health Sciences Fund: David Chan, CFA: Over $1,000,000 ; Debra Netschert: $500,001-$1,000,000; Utility Fund: Ubong “Bobby” Edemeka: $100,001-$500,000; Shaun Hong, CFA: $50,001-$100,000; Teresa Ho Kim, CFA: $100,001-$500,000.
**As of January 26, 2018.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.
Jennison Associates LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio

Prudential Sector Funds, Inc.    44

managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio manager may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. For David Chan, a portfolio manager to the Prudential Jennison Health Sciences Fund, the majority of the portfolio manager's compensation is expected to be derived from the portfolio manager's impact on investment and business performance of portfolios other than the Fund.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts:
Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies:
Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:
Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded”

accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models:
Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies:
Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests:
The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (BNY), 225 Liberty Street, New York, New York 10286, serves as Custodian for each Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with each Fund. Subcustodians provide custodial services for any non-US assets held outside the United States.
SECURITIES LENDING ACTIVITIES. Securities Finance Trust Company (eSecLending) serves as securities lending agent for each Fund and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Company and eSec Lending.
As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from each Fund’s portfolio. As administered by eSecLending, available securities from each Fund’s portfolio are furnished to borrowers either through security-by-security loans effected by eSecLending as lending agent on behalf of each Fund or through an auction process managed and conducted by eSecLending through which a winning bidder (as selected and approved by PGIM Investments) is given the exclusive right to borrow the securities subject to the auction for an agreed-upon period of time.

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eSecLending is responsible for the administration and management of each Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines.
eSecLending receives as compensation for its services a portion of the amount earned by each Fund for lending securities.
The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.
Securities Lending Activities: Financial Services Fund
Gross income from securities lending activities	$102,737
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(244)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(3,402)
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$(42,339)
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending activities	$(45,985)
Net income from securities lending activities	$56,752

Securities Lending Activities: Health Sciences Fund
Gross income from securities lending activities	$6,415,454
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(44,704)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(292,705)
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$(3,734,196)
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending activities	$(4,071,605)
Net income from securities lending activities	$2,343,849

Securities Lending Activities: Utility Fund
Gross income from securities lending activities	$530,266
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(4,887)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	$(22,030)
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$(230,131)
Other fees not included in revenue split (specify)	-
Aggregate fees/compensation for securities lending activities	$(257,048)
Net income from securities lending activities	$273,218
TRANSFER AGENT. PMFS, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Funds and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
The Funds' Board has appointed BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to each Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.
For the most recently completed fiscal year, the Funds incurred the following approximate amount of fees for services provided by PMFS:
Fees Paid to PMFS
Amount
Financial Services Fund	$63,713
Health Sciences Fund	$448,539
Utility Fund	$1,292,269
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the Funds for the fiscal year ended November 30, 2017, and in that capacity will audit the annual financial statements for the Funds for the next fiscal year.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS or the Distributor), 655 Broad Street, Newark, New Jersey 07102-4410, acts as the distributor of all of the shares of the Funds. The Distributor is a subsidiary of Prudential.
The Distributor incurs the expenses of distributing each of the Funds' share classes pursuant to separate Distribution and Service Plans or Distribution Plans, as applicable, for each share class (collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement). PIMS also incurs the expenses of distributing any share class offered by the Funds which is not subject to a Distribution and Service (12b-1) Plan, and none of the expenses incurred by PIMS in distributing such share classes are reimbursed or paid for by the Funds.
The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, as applicable, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including sales promotion expenses.
Under the Plans, the Funds are obligated to pay distribution and/or service fees to the Distributor, as applicable, as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service (12b-1) fees, the Funds will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service (12b-1) fees, then it will retain its full fees and realize a profit.
The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.
Distribution expenses attributable to the sale of each share class are allocated to each such class based upon the ratio of sales of each such class to the combined sales of all classes of the Funds, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.
Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Funds and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially

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the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.
Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.
Pursuant to the Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. In addition to distribution and service (12b-1) fees paid by the Funds under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.
CLASS A SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class A Plan, the Funds may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Prospectuses discuss any contractual or voluntary fee waivers that may be in effect. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1.00% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).
For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. The amounts received and spent by the Distributor are detailed in the tables below.
CLASS B AND C SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class B and Class C Plans, the Funds may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1.00% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) 0.25% of the average daily net assets of the shares may be paid as a service fee and (2) 0.75% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares and Class C shares. The service fee (0.25% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectuses discuss any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.
For the most recently completed fiscal year, the Distributor received payments under the Class B and Class C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and Class C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received and spent by the Distributor are detailed in the tables below.
CLASS R SALES CHARGE AND DISTRIBUTION EXPENSE INFORMATION. Under the Class R Plan, the Funds may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to 0.25% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.75% of the average daily net assets of the Class R shares. There is no CDSC for the redemption of Class R shares. The Prospectuses discuss any contractual or voluntary fee waivers that may be in effect. For the most recently completed fiscal year, the Distributor received payments under the Class R Plan. These amounts were expended primarily for payments of account servicing fees to financial advisors and other persons who sell Class R shares. The amounts received and spent by the Distributor are detailed in the tables below.
Payments Received by Distributor: Financial Services Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$161
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$247,984
CLASS A INITIAL SALES CHARGES	$114,325

Payments Received by Distributor: Financial Services Fund
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$6,581
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$54,806
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$2,878
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$305,911
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$70,959

Payments Received by Distributor: Health Sciences Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$0
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$2,505,708
CLASS A INITIAL SALES CHARGES	$143,401
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$14,400
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$302,175
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$1,484
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$1,879,756
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$67,760

Payments Received by Distributor: Utility Fund
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$129
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$8,373,153
CLASS A INITIAL SALES CHARGES	$926,782
CLASS B CONTINGENT DEFERRED SALES CHARGES (CSDC)	$30,155
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$371,863
CLASS C CONTINGENT DEFERRED SALES CHARGES (CSDC)	$4,480
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$1,178,228
CLASS R DISTRIBUTION AND SERVICE (12B-1) FEES	$402,702
For the most recently completed fiscal year, the Distributor spent the following amounts on behalf of the Fund:
Amounts Spent by Distributor: Financial Services Fund
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives & Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$195,982	$57,343	$253,325
CLASS B	$0	$13,491	$2,624	$16,115
CLASS C	$0	$295,410	$17,395	$312,805
CLASS R	$0	$66,562	$11,487	$78,049

Amounts Spent by Distributor: Health Sciences Fund
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives & Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$1,935,711	$587,422	$2,523,133
CLASS B	$0	$74,761	$13,850	$88,611
CLASS C	$0	$1,727,137	$81,994	$1,809,131
CLASS R	$0	$5,141	$39,299	$44,440

Amounts Spent by Distributor: Utility Fund
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives & Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
CLASS A	$0	$6,831,056	$1,336,764	$8,167,820

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Amounts Spent by Distributor: Utility Fund
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives & Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
CLASS B	$0	$92,290	$16,935	$109,225
CLASS C	$0	$1,073,242	$58,162	$1,131,404
CLASS R	$0	$353,707	$49,089	$402,796
* Includes amounts paid to affiliated broker/dealers.
** Including sales promotion expenses.
FEE WAIVERS AND SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. In addition, the Distributor may from time to time waive a portion of the distribution (12b-1) fees as described in the Prospectuses. Fee waivers and subsidies will increase the Funds' total return.
PAYMENTS TO FINANCIAL SERVICES FIRMS. As described in the Funds' Prospectuses, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.
The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2017 for marketing and product support of the Funds and other Prudential funds as described above.
■	Prudential Retirement
■	Wells Fargo Advisors, LLC
■	Ameriprise
■	Charles Schwab & Co., Inc.
■	Merrill Lynch Pierce Fenner & Smith Inc.
■	Morgan Stanley Smith Barney
■	Raymond James
■	Fidelity
■	UBS Financial Services Inc.
■	LPL Financial
■	GWFS Equities, Inc.
■	Principal Life Insurance Company
■	Commonwealth Financial Network
■	Cetera
■	MSCS Financial Services
■	Nationwide Financial Services Inc.
■	American United Life Insurance Company
■	ADP Broker-Dealer, Inc.
■	Voya Financial
■	Massachusetts Mutual
■	PNC
■	John Hancock
■	AIG Advisor Group
■	Ascensus
■	MidAtlantic Capital Corp.
■	Edward Jones
■	Hartford Life
■	Alight Solutions LLC
■	TIAA Cref
■	Standard Insurance Company
■	Lincoln Retirement Services Company LLC
■	Reliance Trust Company
■	T. Rowe Price Retirement Plan Services
■	TD Ameritrade Trust Company
■	Securities America, Inc.

■	Cambridge
■	Northwestern
■	RBC Capital Markets Corporation
■	Vanguard Group, Inc.
■	VALIC Retirement Services Company
■	The Ohio National Life Insurance Company
■	Sammons Retirement Solutions, Inc.
■	Conduent HR Services LLC
■	Genworth
■	Security Benefit Life Insurance Company
■	Citigroup
■	Newport Retirement Plan Services, Inc.
■	Janney Montgomery & Scott, Inc.
■	Transamerica
■	Mercer HR Services, LLC
■	Securities Service Network
■	Triad Advisors Inc.
■	KMS Financial Services
■	Northern Trust
■	Investacorp
■	Oppenheimer & Co.
■	United Planners Financial Services of America
■	1st Global Capital Corp.
■	AXA Equitable Life Insurance Company
■	BPAS
■	National Security Life
COMPUTATION OF OFFERING PRICE PER SHARE
Using the NAV at November 30, 2017, the offering prices of Fund shares were as follows:
Offering Price Per Share
	Financial Services Fund	Health Sciences Fund	Utility Fund
Class A
NAV and redemption price per Class A share	$14.49	$46.25	$15.06
Maximum initial sales charge (5.50% of offering price)	0.84	2.69	0.88
Maximum offering price to public	$15.33	$48.94	$15.94
Class B
NAV, offering price and redemption price per Class B share	$12.96	$35.95	$15.01
Class C
NAV, offering price and redemption price per Class C share	$12.96	$35.94	$14.99
Class Q
NAV, offering price and redemption price per Class Q share	N/A*	$50.71	N/A*
Class R
NAV, offering price and redemption price per Class R share	$14.47	$45.58	$15.05
Class Z
NAV, offering price and redemption price per Class Z share	$14.97	$50.62	$15.08
Explanatory Note to Table:
Class A, Class B and Class C shares are subject to a deferred contingent sales charge (CDSC) on certain redemptions. See “How to Buy, Sell and Exchange Fund Shares—How to Sell Your Shares—Contingent Deferred Sales Charge” in the Prospectus.

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* Class Q shares are newly offered, and therefore no offering price information is available.
PORTFOLIO TRANSACTIONS & BROKERAGE
The Funds have adopted a policy pursuant to which the Funds and their Manager, subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Funds have adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadviser.
The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Funds will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Funds, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Funds may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Funds. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and their other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Funds or their other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Funds' Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the

Funds, will not significantly affect the Funds' ability to pursue their present investment objectives. However, in the future in other circumstances, the Funds may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Funds unless the Funds have expressly authorized the retention of such compensation. The affiliate must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Funds during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Set forth below is information concerning the payment of commissions by the Funds, including the amount of such commissions paid to an affiliate, if any, for the indicated fiscal years or periods:
Brokerage Commissions Paid by the Funds ($) (Fiscal years ended November 30)
	2017	2016	2015
Financial Services Fund
Total brokerage commissions paid by the Fund	$206,862	$234,005	$502,612
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Health Sciences Fund
Total brokerage commissions paid by the Fund	$1,106,721	$1,662,444	$2,041,284
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Utility Fund
Total brokerage commissions paid by the Fund	$1,760,905	$2,840,972	$3,694,697
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
The Funds are required to disclose their holdings of securities of their regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Funds held the following securities of their regular brokers and dealers.
Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker	Equity or Debt	Amount
Financial Services Fund	Banc of America Securities LLC	Equity	$9,426,640
	Citigroup Global Markets, Inc.	Equity	$10,225,720
	JPMorgan Chase & Co.	Equity	$7,280,616
	Morgan Stanley & Co. LLC	Equity	$3,767,530
Health Sciences Fund	None
Utility Fund	None

Prudential Sector Funds, Inc.    54

ADDITIONAL INFORMATION
FUND HISTORY. Prudential Sector Funds, Inc. (the “Company”) was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company. Effective November 1, 2017, the name of the Prudential Financial Services Fund was changed to the Prudential Jennison Financial Services Fund.
COMPANY NAMES. Effective as of June 30, 2003, the Company elected to do business under various trade names, as set out below:
■	Former Name: Prudential Sector Funds, Inc New Name: Jennison Sector Funds
■	Former Name: Prudential Financial Services Fund New Name: Jennison Financial Services Fund
■	Former Name: Prudential Health Sciences Fund New Name: Jennison Health Sciences Fund
■	Former Name: Prudential Technology Fund New Name: Jennison Technology Fund
■	Former Name: Prudential Utility Fund New Name: Jennison Utility Fund
Effective as of January 9, 2009, the Company revised certain of the trade names.
■	Former Trade Name: Jennison Sector Funds New Trade Name: Jennison Dryden Sector Funds
■	Former Trade Name: Jennison Financial Services Fund New Trade Name: Dryden Financial Services Fund
Effective as of February 16, 2010, the Company revised certain of the trade names.
Effective December 1, 2011, the Company's charter was amended to change the designation of Prudential Jennison Health Sciences Fund and to change the designation of Prudential Jennison Utility Fund. Effective November 1, 2017, the Company's charter was amended to change the designation of Prudential Jennison Financial Services Fund.
REORGANIZATION. Effective as of September 21, 2007, Jennison Technology Fund was acquired by (merged into) Prudential Jennison Mid-Cap Growth Fund, Inc., and no longer is in existence.
DESCRIPTION OF SHARES AND ORGANIZATION. The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into three series (the Funds), of which Utility Fund is authorized to issue 1.085 billion shares, Financial Services Fund may issue 400 million shares, and Health Sciences Fund may issue 515 million shares.
The Funds are further divided into classes, consisting of the shares of common stock as set forth below:
Prudential Jennison Health Sciences Fund
Class A Common Stock: 75,000,000
Class B Common Stock: 10,000,000
Class C Common Stock: 30,000,000
Class Q Common Stock: 130,000,000
Class R Common Stock: 50,000,000
Class Z Common Stock: 150,000,000
Class T Common Stock: 70,000,000
Prudential Jennison Financial Services Fund
Class A Common Stock: 50,000,000
Class B Common Stock: 5,000,000
Class C Common Stock: 40,000,000
Class Q Common Stock: 90,000,000
Class R Common Stock: 75,000,000
Class Z Common Stock: 90,000,000
Class T Common Stock 50,000,000

Prudential Jennison Utility Fund
Class A Common Stock: 500,000,000
Class B Common Stock: 10,000,000
Class C Common Stock: 75,000,000
Class Q Common Stock: 75,000,000
Class R Common Stock: 75,000,000
Class Z Common Stock: 100,000,000
Class T Common Stock 250,000,000
With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class Q shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, and (5) Class Q, Class R and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.
As of the date of this SAI, no Class T shares were issued or outstanding.
Shares of each Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Q and Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, and Class R shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, Class Q and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.
The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.
Under the Articles of Incorporation, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.
The Board Members have the power to alter the number of the Board Members and they may appoint their own successors, provided that always at least a majority of the Board Members have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Member.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Set forth below are the name and address of any person (a “principal shareholder”) who owned of record or beneficially 5% or more of any class of outstanding shares of the Funds and their percentage of ownership. Also set forth below are the name and address of any person (a “control person”) who owned of record or beneficially either directly or through controlled companies more than 25% of the voting securities of the Funds or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.

Prudential Sector Funds, Inc.    56

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
Financial Services Fund
PRU JENN FINANCIAL SERVICES CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,022,813.139	17.75%
PRU JENN FINANCIAL SERVICES CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,218,387.712	21.14%
PRU JENN FINANCIAL SERVICES CL A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	427,001.766	7.41%
PRU JENN FINANCIAL SERVICES CL B	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	75,087.634	19.67%
PRU JENN FINANCIAL SERVICES CL B	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	67,198.638	17.60%
PRU JENN FINANCIAL SERVICES CL B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	48,842.087	12.79%
PRU JENN FINANCIAL SERVICES CL B	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 941044122	22,548.015	5.91%
PRU JENN FINANCIAL SERVICES CL C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	119,657.563	5.08%
PRU JENN FINANCIAL SERVICES CL C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	272,551.977	11.57%
PRU JENN FINANCIAL SERVICES CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	694,292.691	29.48%
PRU JENN FINANCIAL SERVICES CL C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	357,802.515	15.19%
PRU JENN FINANCIAL SERVICES CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	308,760.265	13.11%

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PRU JENN FINANCIAL SERVICES CL Z	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	763,850.413	22.66%
PRU JENN FINANCIAL SERVICES CL Z	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	416,475.091	12.35%
PRU JENN FINANCIAL SERVICES CL Z	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	180,802.948	5.36%
PRU JENN FINANCIAL SERVICES CL Z	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	302,485.731	8.97%
PRU JENN FINANCIAL SERVICES CL Z	CHARLES SCHWAB CO 211 MAIN ST SAN FRANCISCO CA 94105-1901	215,459.610	6.39%
PRU JENN FINANCIAL SERVICES CL Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	188,560.430	5.59%
PRU JENN FINANCIAL SERVICES CL Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	270,963.919	8.04%
PRU JENN FINANCIAL SERVICES CL Z	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	396,554.015	11.76%
Health Sciences Fund
PRU JENN HEALTH SCIENCES CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	2,502,460.317	13.80%
PRU JENN HEALTH SCIENCES CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,311,791.728	18.27%
PRU JENN HEALTH SCIENCES CL A	CHARLES SCHWAB CO 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,562,409.639	8.62%
PRU JENN HEALTH SCIENCES CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	2,502,460.317	13.80%

Prudential Sector Funds, Inc.    58

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PRU JENN HEALTH SCIENCES CL B	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	169,564.428	21.22%
PRU JENN HEALTH SCIENCES CL B	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	89,523.398	11.20%
PRU JENN HEALTH SCIENCES CL B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	54,879.761	6.87%
PRU JENN HEALTH SCIENCES CL B	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	41,883.232	5.24%
PRU JENN HEALTH SCIENCES CL C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	379,882.816	7.19%
PRU JENN HEALTH SCIENCES CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,195,781.090	41.56%
PRU JENN HEALTH SCIENCES CL C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	514,760.346	9.74%
PRU JENN HEALTH SCIENCES CL C	MERRILL LYNCH PIERCE FENNER&SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	472,997.542	8.95%
PRU JENN HEALTH SCIENCES CL C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	356,122.108	6.74%
PRU JENN HEALTH SCIENCES CL Q	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6,918.429	19.14%
PRU JENN HEALTH SCIENCES CL Q	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 767 VIRTUOSO, LTD 401(K) 777 MAIN ST SUITE 900 FORT WORTH TX 76102	10,060.366	27.83%
PRU JENN HEALTH SCIENCES CL Q	MID ATLANTIC TRUST COMPANY FBO QUALITY SYSTEMS INTEGRATED COR 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6,202.500	17.16%

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PRU JENN HEALTH SCIENCES CL Q	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY ATTN: FUND OPS B3N WINDSOR CT 06090-0000	12,823.553	35.47%
PRU JENN HEALTH SCIENCES CL R	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST. HARTFORD CT 06103	148,655.508	48.80%
PRU JENN HEALTH SCIENCES CL R	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 006 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST. HARTFORD CT 06103	103,507.904	33.98%
PRU JENN HEALTH SCIENCES CL Z	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	3,602,130.360	14.06%
PRU JENN HEALTH SCIENCES CL Z	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,030,580.128	11.83%
PRU JENN HEALTH SCIENCES CL Z	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	2,255,623.229	8.80%
PRU JENN HEALTH SCIENCES CL Z	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	1,394,755.732	5.44%
PRU JENN HEALTH SCIENCES CL Z	CHARLES SCHWAB CO 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,531,136.074	5.98%
PRU JENN HEALTH SCIENCES CL Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3,397,692.387	13.26%
PRU JENN HEALTH SCIENCES CL Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	1,441,278.629	5.63%
Utility Fund
PRUDENTIAL JENNISON UTILITY CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15,467,630.798	7.89%
PRUDENTIAL JENNISON UTILITY CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34,663,468.437	17.69%

Prudential Sector Funds, Inc.    60

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PRUDENTIAL JENNISON UTILITY CL B	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	389,783.874	16.85%
PRUDENTIAL JENNISON UTILITY CL B	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	140,832.778	6.09%
PRUDENTIAL JENNISON UTILITY CL B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	130,086.919	5.62%
PRUDENTIAL JENNISON UTILITY CL C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	1,060,641.294	13.76%
PRUDENTIAL JENNISON UTILITY CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,989,357.457	25.82%
PRUDENTIAL JENNISON UTILITY CL C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	650,753.639	8.45%
PRUDENTIAL JENNISON UTILITY CL C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	451,944.613	5.87%
PRUDENTIAL JENNISON UTILITY CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	662,561.139	8.60%
PRUDENTIAL JENNISON UTILITY CL R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	321,147.380	5.28%
PRUDENTIAL JENNISON UTILITY CL R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	1,655,100.356	27.20%
PRUDENTIAL JENNISON UTILITY CL R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4774	2,903,373.988	47.71%
PRUDENTIAL JENNISON UTILITY CL Z	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	3,746,335.473	21.31%
PRUDENTIAL JENNISON UTILITY CL Z	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,733,269.571	9.86%

Prinicipal Fund Shareholders as of January 8, 2018
Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PRUDENTIAL JENNISON UTILITY CL Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	891,380.489	5.07%
PRUDENTIAL JENNISON UTILITY CL Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	1,265,081.750	7.20%
As of the date of this SAI, the Board Members and Officers of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.
As of the date of this SAI, no person was deemed to have “control” (as that term is defined in the 1940 Act) of the Fund because it owned more than 25% of the Fund’s outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise.
FINANCIAL STATEMENTS
The financial statements for Prudential Jennison Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund for the fiscal year ended November 30, 2017, which are incorporated in this SAI by reference to the 2017 annual report to shareholders (File No. 811-3175), were audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Funds by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

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PART II
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
SHARE CLASSES. The Funds may offer shares of one or more classes to investors. Not every share class described in this SAI may be offered, and investors should consult their Prospectuses for specific information concerning the share classes that are available to them.
Shares of the Funds may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Q, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class Z shares, if offered, are offered only to a limited group of investors at NAV without any sales charges.
Additional or different classes of shares may also be offered, including Class Q, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6. If offered, specific information with respect to these share classes is set forth in the Prospectuses and SAI.
For more information, see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares” in the Prospectuses.
PURCHASE BY WIRE. For an initial purchase of shares of the Funds by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Funds' Custodian.
If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time), on a business day, you may purchase shares of the Funds as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.
In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.
ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Funds' Manager.
MULTIPLE ACCOUNTS. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under “How to Buy and Sell Fund Shares—How to Buy Shares” are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.
REOPENING AN ACCOUNT. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.
RESTRICTIONS ON SALE OF FUND SHARES. The right of redemption may be suspended or the date of payment may be postponed for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal of Fund securities is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
REDEMPTION IN KIND. The Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash, and you would bear all market risk relating to the securities until the securities are sold. The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Funds during any 90-day period for any one shareholder.
RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under “Reducing or Waiving Class A's Initial Sales Charge” in the Prospectus, may aggregate the value of their existing holdings of Class A, Class B, and Class C shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with PMFS and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or PMFS must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to Prudential Government Money Market Fund, Inc.
SALE OF SHARES. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS or your broker or other financial intermediary. See “Net Asset Value” below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the NAV is computed for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. Eastern time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Funds.
All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, Rhode Island 02940 or to your broker or other financial intermediary.
If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Funds in care of PMFS, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.
Payment for redemption of recently purchased shares will be delayed until the Funds or PMFS has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.
SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on PMFS’ records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be Medallion signature guaranteed. The Medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. PMFS reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. PMFS also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a Medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in PMFS' records, a Medallion signature guarantee is not required.
Under normal market conditions, payment for shares presented for redemption will be made by check within seven days after receipt by PMFS or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the

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Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has an NAV of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectuses regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Fund Shares-Telephone Redemptions or Exchanges” in the Prospectuses. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.
INVOLUNTARY REDEMPTION. If the value of your account with PMFS is less than $500 for any reason, PMFS may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan (AIP) accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts under the same registration with multiple share classes in the Fund whose combined value exceeds $500, or (iv) clients with assets more than $50,000 across the Prudential family of mutual funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.
PMFS has the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, PMFS is required by law to close your account if you do not provide the required identifying information; this would result in the redemption of shares at the then-current day's NAV and the proceeds would be remitted to you via check. PMFS will attempt to verify your identity within a reasonable time frame (e.g., 60 days) which may change from time to time.
ACCOUNT MAINTENANCE FEE. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing lower balance accounts, if the value of your Class A, Class B, Class C or Class Z account with PMFS is less than $10,000, a $15 annual account maintenance fee (“account maintenance fee”) will be deducted from your account. The account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. The account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts for which you have elected to receive your account statements, transaction confirmations, prospectuses, and fund shareholder reports electronically rather than by mail, (iii) omnibus accounts or other accounts for which the dealer is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential family of mutual funds. “Client” for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors or other financial intermediary.
90 DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege during the previous 12 months, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) This repurchase privilege can only be used once in a 12-month period. You must notify PMFS, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” in the Fund’s prospectus.
CONTINGENT DEFERRED SALES CHARGE (CDSC)
Class A. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.00% CDSC. (Note: For Prudential Short-Term Corporate Bond Fund, Inc. only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a 0.50% CDSC).
Class B. Redemptions of Class B shares will be subject to a CDSC declining from 5.00% to zero over a six-year period (or a four-year period in the case of Prudential Short-Term Corporate Bond Fund, Inc.).
Class C. Class C shares redeemed within 12 months of purchase will be subject to a 1.00% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you.
Waiver of CDSC. The Class A, Class B, or Class C CDSC is waived if the shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or disability of the grantor). This waiver applies to individual shareholders as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability,
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account,
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
■	On certain redemptions effected through a Systematic Withdrawal Plan (Class B shares only).
If you purchase Class Z shares (see “Qualifying for Class Z Shares” in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, PMFS will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.
Calculation of CDSC. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Prudential Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B or Class C shares of a money market fund. See “Shareholder Services—Exchange Privileges” below.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares (four years in the case of Prudential Short-Term Corporate Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would

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be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.
As noted above, the CDSC will be waived in the case of a redemption following the death or permanent disability of a shareholder or, in the case of a trust account, following the death or permanent disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of permanent disability, provided that the shares were purchased prior to death or permanent disability.
The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For distributions from an IRA or 403(b) custodial account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1⁄2. The distribution form must be signed by the shareholder.
SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions of Class B shares effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. PMFS will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Funds.
You must notify PMFS either directly or through your broker, at the time of redemption that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.
PMFS reserves the right to request such additional documents as it may deem appropriate.
AUTOMATIC CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
Note: Class B shares of Prudential Short-Term Corporate Bond Fund, Inc. will automatically convert to Class A shares on a quarterly basis approximately five years after purchase.
The number of Class B shares eligible to convert to Class A shares will be the total number of shares that have completed their aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B shares.
Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.
For purposes of calculating the applicable holding period for conversions, for Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B shares. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.
The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the conversion of shares does not constitute a taxable event for federal income tax purposes. The automatic conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If such conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service (12b-1) fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

EXCHANGE OF SHARE CLASSES WITHIN THE FUND. Within the Fund, investors or their financial intermediaries may wish to exchange investments in one share class of the Fund to another share class offered by the same Fund. For certain exchanges, subject to the discretion of the Manager and or its affiliates, the Fund may need to waive applicable sales charges in the share class that the shareholder is receiving and/or waive CDSC on the redeemed shares, as applicable.
Such exchanges may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the exchange of shares does not constitute a taxable event for federal income tax purposes. If such opinions or rulings are no longer available, then the exchange may be a taxable event. Shareholders should consult their tax advisers regarding the tax consequences of the exchange of shares.
Please contact PMFS at (800) 225-1852 for more details on such exchanges.
NET ASSET VALUE
The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.
In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.
Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds' Board.

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Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.
A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds' NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Funds' daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.
In addition, the Funds use a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.
The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.
Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.
If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
SHAREHOLDER SERVICES
Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by PMFS. Share certificates are no longer issued for shares of the Funds. The Funds furnish to shareholders the following privileges and plans:
AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV per share. An investor may direct PMFS in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to PMFS within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by PMFS. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
EXCHANGE PRIVILEGES. The Funds furnish to shareholders the privilege of exchanging their shares of the Funds for shares of certain other Prudential mutual funds, as disclosed in each Fund’s Prospectus, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.
It is contemplated that the exchange privilege may be applicable to new Prudential mutual funds, the shares of which may be distributed by the Distributor.
In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to PMFS and hold shares in non-certificated form. Thereafter, you may call the Funds at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.
If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.
If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares” above.
You may also exchange shares by mail by writing to PMFS, P.O. Box 9658, Providence, RI 02940.
In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.
Class A shares: Shareholders of the Funds may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.
The following money market fund participates in the Class A exchange privilege: Prudential Government Money Market Fund, Inc. (Class A shares).
Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, for which the Funds are an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Funds, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Funds at NAV if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.
Class B and Class C shares: Shareholders of the Funds may exchange their Class B and Class C shares of the Funds for Class B and Class C shares, respectively, of other Prudential mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B or Class C shares were held in a money market fund.

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Class B and Class C shares may also be exchanged for shares of Prudential Government Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.
At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.
Class Q shares: Class Q shares may be exchanged for Class Q shares of other Prudential mutual funds.
Class R shares: Class R shares may be exchanged for Class R shares of other Prudential mutual funds.
Class R2 shares: Class R2 shares may be exchanged for Class R2 shares of other Prudential mutual funds (except the Prudential Day One Funds).
Class R4 shares: Class R4 shares may be exchanged for Class R4 shares of other Prudential mutual funds (except the Prudential Day One Funds).
Class Z shares: Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.
Shareholders who qualify to purchase Class Z shares may have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify PMFS either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.
Participants in any fee-based program for which the Funds are an available option may arrange with the Transfer Agent or their recordkeeper to have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), the participant may arrange with the Transfer Agent or their recordkeeper to have such Class Z shares acquired through participation in the program exchanged for Class A shares at NAV. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Funds' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) may arrange with the Transfer Agent or their recordkeeper to have their Class Z shares exchanged for Class A shares at NAV.
Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from PMFS, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and the Funds, or the Distributor, have the right to reject any exchange application relating to the Funds' shares.
AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Funds by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Funds. The investor's bank must be a member of the Automated Clearing House System.
Further information about this program and an application form can be obtained from PMFS, the Distributor or your broker.
SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available to shareholders through the PMFS or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

PMFS, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.
Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.
Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.
MUTUAL FUND PROGRAMS. From time to time, the Funds may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Funds may waive or reduce the minimum initial investment requirements in connection with such a program.
The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.
TAX-DEFERRED RETIREMENT PROGRAMS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or PMFS.
Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.
TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Code, Treasury Regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-US currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code).
Each Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in a Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s

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assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more “qualified publicly traded partnerships” (as such term is defined in the Code) and commonly referred to as “master limited partnerships.”
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or non-US income, franchise or withholding tax liabilities.
If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.
EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement. A Fund will face a similar issue with market discount that it elects, or is required, to accrue.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be “marked to market” for federal income tax purposes at the end of a Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain non-US currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss,

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and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-US currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on non-US currency forward contracts or dispositions of debt securities denominated in a non-US currency that are attributable to fluctuations in the value of the non-US currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for US federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
A Fund may make investments in equity securities of non-US issuers. If a Fund purchases shares in PFICs, the Fund may be subject to federal income tax on a portion of any “excess distribution” from such non-US corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
Notwithstanding any election made by a Fund, dividends attributable to distributions from a non-US corporation will not be eligible for the special tax rates applicable to qualified dividend income if the non-US corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
A Fund may invest in REITs. Such Fund’s investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, recently enacted tax legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a RIC to pass through to its shareholders the special character of this income. Ordinary dividends received by a Fund from a REIT will generally not constitute qualified dividend income. Therefore, the tax rate applicable to the portion of a Fund’s dividend income attributable to ordinary REIT dividends will be taxed at a higher rate than dividends eligible for special treatment.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate US shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at capital gain income tax rates. The amount of dividend income that may be reported by a Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.
Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by a Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for US federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund (other than a Fund that declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from a Fund may affect a non-US corporate shareholder’s federal “branch profits” tax liability and the federal “excess net

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passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.
A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Distributions by a Fund that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryforwards, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OR REDEMPTION OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.
Capital gain of a non-corporate US shareholder is generally taxed at a federal income tax rate of up to 15% or 20%, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Cost Basis Reporting. Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. The Fund’s Transfer Agent supports several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the Transfer Agent’s default method, which is average cost, no action is required on your part. For shares acquired on or after January 1, 2012, if you change your cost basis method, the new method will apply to all shares in the account if you request the change prior to the first redemption. If, however, you request the change after the first redemption, the new method will apply to shares acquired on or after the date of the change. Keep in mind that the Fund’s Transfer Agent is not required to report cost basis information to you or the IRS on shares acquired before January 1, 2012. However, the Transfer Agent will provide this information to you, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to you by the Transfer Agent and not transmitted to the IRS.
BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold and remit to the US Treasury 24% of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
MEDICARE CONTRIBUTION TAX. A US person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the US person’s “net investment income” for the relevant taxable year and (2) the excess of the US person’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 if married filing jointly). A Fund shareholder’s net investment income will generally include, among other things, dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a US person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.
NON-US SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, non-US trust or estate, non-US corporation, or non-US partnership (“non-US shareholder”) will be subject to US withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a non-US shareholder would generally be exempt from US federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends, exempt-interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.
The foregoing applies when the non-US shareholder’s income from a Fund is not effectively connected with a US trade or business. If the income from a Fund is effectively connected with a US trade or business carried on by a non-US shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations.
Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-US shareholder if the distribution is attributable to gain from the sale or exchange of US real property or an interest in a US real property holding corporation (including a REIT dividend attributable to such gain) and a Fund’s direct or indirect interests in US real property exceed certain levels. Instead, if the non-US shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the non-US shareholder; if the non-US shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the non-US shareholder to US filing requirements. Additionally, if a Fund’s direct or indirect interests in US real property were to exceed certain levels, a non-US shareholder realizing gains

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upon redemption from a Fund could be subject to the 21% withholding tax and US filing requirements unless more than 50% of a Fund’s shares were owned by US persons at such time or unless the non-US person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that more than 50% of the value of the Fund’s stock is held by US shareholders, distributions of US real property interests (including securities in a US real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a non-US shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-US ownership percentage of the Fund during the five-year period ending on the date of redemption.
In the case of non-US non-corporate shareholders, a Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-US status.
Separately, a 30% withholding tax is currently imposed on US-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing US-source dividends and interest paid after December 31, 2018, to (i) non-US financial institutions including non-US investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect US account holders and (ii) certain other non-US entities, unless they certify certain information regarding their direct and indirect US owners. To avoid withholding, non-US financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect US account holders, comply with due diligence procedures with respect to the identification of US accounts, report to the IRS certain information with respect to US accounts maintained, agree to withhold tax on certain payments made to non-compliant non-US financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-US entities will need to either provide the name, address, and taxpayer identification number of each substantial US owner or certifications of no substantial US ownership unless certain exceptions apply.
The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of non-US taxes.
NON-US TAXES. A Fund may be subject to non-US withholding taxes or other non-US taxes with respect to income (possibly including, in some cases, capital gain) received from sources within non-US countries. So long as more than 50% by value of the total assets of the Fund (1) at the close of the taxable year, consists of stock or securities of non-US issuers, or (2) at the close of each quarter, consists of interests in other regulated investment companies, the Fund may elect to treat any non-US income taxes paid by it as paid directly by its shareholders.
If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) its pro rata share of the Fund’s income taxes. A non-US tax credit may not exceed the US federal income tax otherwise payable with respect to the non-US source income. For this purpose, each shareholder must treat as non-US source gross income (i) its proportionate share of non-US taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from non-US sources; the gain from the sale of securities will generally be treated as US source income and certain non-US currency gains and losses likewise will be treated as derived from US sources. This non-US tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund’s non-US income taxes. In addition, shareholders will not be eligible to claim a non-US tax credit with respect to non-US income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels. For purposes of foreign tax credits for US shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for US persons.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to US tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-US income taxes, if any, to be passed through to the shareholders and the amount of non-US taxes, if any, for which shareholders of the Fund will not be eligible to claim a non-US tax credit because the holding period requirements (described above) have not been satisfied.
Shares of a Fund held by a non-US shareholder at death will be considered situated within the United States and subject to the US estate tax.
STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.
CAPITAL LOSS CARRYFORWARDS
As of November 30, 2017, the Health Sciences Fund had no capital loss carryforwards.
For federal income tax purposes, the Financial Services Fund had a capital loss carryforward as of November 30, 2017 of approximately $1,917,000 which can be carried forward for an unlimited period. The Fund utilized approximately $34,106,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2017. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.
As of November 30, 2017, the Utility Fund had no capital loss carryforwards.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of each Fund in the Prudential mutual fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of each Fund and each Fund adviser. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.
The Board has authorized PGIM Investments, as the investment manager of each Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Funds that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.
The Custodian Bank (Bank of New York Mellon) is authorized to facilitate, under the supervision of PGIM Investments, the release of portfolio holdings.
Regulatory Filings. Portfolio holdings for each Fund will be made public at the time of quarterly public regulatory filings via Forms N-CSR and/or N-Q unless noted otherwise herein.
Annual and semi-annual reports for each Fund are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. Annual and semi-annual shareholder reports for a Fund may be accessed at the SEC’s website at www.sec.gov and at the website for the Prudential mutual funds (www.pgiminvestments.com).
Portfolio holdings for each Fund are filed with the SEC on Form N-Q within 60 days after the end of the first and third fiscal quarters. Filings on Form N-Q may be accessed at www.sec.gov.
Public Disclosures—Fund Holdings and Characteristics. Each Fund may post on the Prudential mutual funds website a detailed list of its portfolio holdings and characteristics derived from the portfolio holdings as of the end of each calendar month approximately 15 days after the end of the month, unless noted otherwise herein.
Any portfolio holdings and characteristics information that is posted to the Fund’s website and third-party databases but not contained in regulatory filings may be distributed at or after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases.

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Public Disclosures—Other Time Periods. Where a Fund has recently commenced operations or adopted significant changes to its investment policies (a “repositioning”), it may make available in the manner described above the same portfolio holdings and characteristics information, but as of other relevant period-ends besides month-end, with such information made available and posted to the website approximately 15 days after the commencement of the Fund’s operations or the date of the repositioning (“Effective Date”), and any portfolio holdings or characteristics information may be distributed after posting to financial advisors, investment consultants, broker-dealers, registered investment advisers, plan sponsors, shareholders, plan participants, and third-party databases. The Fund may release this information until the first quarter-end or the first month-end following the Effective Date, as applicable.
Other than as set forth above, the release of holdings and characteristics information will normally occur 15 days after the end of the month: the release of holdings and characteristics information other than 15 days after the end of the month will be determined based on procedures approved by the Chief Compliance Officer. In addition, when authorized by the Chief Compliance Officer and another officer of the Prudential mutual funds, portfolio holdings information may be publicly disseminated more frequently or at different periods than as described above.
Public Disclosures—Non-Specific Information. Each Fund and/or PGIM Investments may publicly distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.
Ongoing Nonpublic Disclosure Arrangements. Each Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of each Fund, as described below. The procedures utilized to determine eligibility are set forth below:
All requests from third parties for portfolio holdings shall require the following steps:
■	A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
■	The request shall be forwarded to PGIM Investments’ Product Development Group and to the Chief Compliance Officer or his delegate for review and approval.
■	A confidentiality agreement in the form approved by a Fund officer must be executed by the recipient of the portfolio holdings.
■	A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PGIM Investments’ Law Department.
■	Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Group to arrange the release of portfolio holdings.
■	PGIM Investments’ Fund Administration Group shall arrange the release by the Custodian Bank.
Requests for disclosure to PGIM Investments or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.
Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
■	Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;
■	Full holdings on a daily basis to eSecLending (securities lending agent) at the end of each day;
■	Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
■	Full holdings to a Fund’s counsel on an as-needed basis;
■	Full holdings to counsel of a Fund’s independent board members on an as-needed basis; and
■	Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers
■	Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. (investment research provider) at the end of each day;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a quarterly basis to Frank Russell Company (investment research provider) when made available ;
■	Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Funds only);
■	Full holdings on a daily basis to ICE (InterContinental Exchange), IHS Markit and Thompson Reuters (securities valuation);
■	Full holdings on a daily basis to Standard & Poor’s Corporation (securities valuation);
■	Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling a Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind” in the SAI.
PGIM Investments’ Law Department and the Chief Compliance Officer shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Funds’ compliance program under Rule 38a-1 under the 1940 Act.
A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by PGIM Investments Compliance.
There can be no assurance that the policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Manager is authorized by the Funds to delegate, in whole or in part, their proxy voting authority to the investment subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Funds and the Manager or its affiliates.
The Manager delegates to the Funds' Subadviser(s) the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Funds' website at www.pgiminvestments.com and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the Subadviser(s) is set forth in its respective Appendix to this SAI.

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CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Funds' investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Funds are making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.
APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

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Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review quarterly voting metrics and analysis published by the Proxy Team.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV.	Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised March 31, 2017

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on funds employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
S&P Global ratings (S& P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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